UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2022
Unit Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A*

* The registrant’s common stock is currently quoted on the OTC Pink under the ticker symbol “UNTC”.

Item 8.01 Other Events.

As previously disclosed, on May 22, 2020, Unit Corporation (Company) and its wholly-owned subsidiaries (collectively with the Company, the Debtors) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (Bankruptcy Court). On August 6, 2020, the Bankruptcy Court entered an order [Docket No. 340] confirming the Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 320] (as amended, supplemented, and modified, the Plan). On September 3, 2020 (Emergence Date), the Plan’s conditions to effectiveness were satisfied and the Debtors emerged from the Chapter 11 Cases. On the Emergence Date, the Company entered into a Warrant Agreement (Warrant Agreement) with American Stock Transfer & Trust Company, LLC (Warrant Agent) governing the terms of the warrants that were contemplated to be issued pursuant to the Plan (Warrants). As of the date of this Current Report on Form 8-K, the Company has issued an aggregate of 1,822,203 Warrants.

Pursuant to the terms of the Warrant Agreement, the Company has determined that the initial exercise price of the Warrants shall be $63.74. On April 7, 2022, the Company delivered notice of the initial exercise price to the Warrant Agent and the Warrants became exercisable for shares of the Company’s common stock. The initial exercise price is subject to adjustments pursuant to the terms of the Warrant Agreement. The Warrants will cease to be exercisable on the earliest of (i) 5:00 p.m., New York City time, on September 3, 2027, (ii) the consummation of a Cash Sale (as defined in the Warrant Agreement), and (iii) the consummation of a liquidation, dissolution or winding up of the Company (such earliest date, the Expiration Date). Each Warrant not exercised by the Expiration Date will expire, and all rights under the Warrants and the Warrant Agreement will cease on the Expiration Date.

The above description of the Warrant Agreement is not complete and is qualified in its entirety by reference to the Warrant Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 10, 2020 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: April 12, 2022	By:	/s/ Drew Harding
Drew Harding Vice President, Secretary & General Counsel

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